UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2012 (October 18, 2012)

BANCORPSOUTH, INC.

(Exact name of registrant as specified in its charter)

Mississippi	1-12991	64-0659571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Mississippi Plaza 201 South Spring Street Tupelo, Mississippi		38804
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (662) 680-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02. Results of Operations and Financial Condition.

On October 18, 2012 BancorpSouth, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter ended September 30, 2012. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

The Company will conduct a conference call at 10:00 a.m. (Central Time) on October 19, 2012 to discuss its financial results for the third quarter ended September 30, 2012. A copy of the presentation to be used for the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1	Press release issued on October 18, 2012 by BancorpSouth, Inc.

Exhibit 99.2	Presentation for conference call to be conducted by BancorpSouth, Inc. on October 19, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORPSOUTH, INC.

By:	/s/ Cathy S. Freeman
Cathy S. Freeman
Executive Vice President and Corporate Secretary

Date: October 19, 2012

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued on October 18, 2012 by BancorpSouth, Inc.
99.2	Presentation for conference call to be conducted by BancorpSouth, Inc. on October 19, 2012